UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 19, 2019

Franchise Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35588	27-3561876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454
(Address of Principal Executive Offices) (Zip Code)

(757) 493-8855
(Registrant's telephone number, including area code)

Liberty Tax, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 19, 2019, Liberty Tax, Inc., now Franchise Group, Inc. (the “Company”), filed certain amendments (the “Amendments”) to the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, following approval by written consent in lieu of a meeting by the holders of the shares of the Company’s outstanding capital stock representing a majority of the total number of votes of the Company’s capital stock and distribution of an information statement to the Company’s stockholders. The Amendments provide for, among other things, changing the Company’s name to “Franchise Group, Inc.”; increasing the number of authorized shares of the Company to 200,000,000, of which authorized shares 180,000,000 shares will be common stock, par value $0.01 per share (“Common Stock”), and 20,000,000 shares will be preferred stock of the Company, par value $0.01 per share; a requirement that all holders of Common Stock will receive consideration in the same form and of the same kind and amount, calculated on a per share basis, in certain fundamental transactions; and that certain transactions with persons owning 20% or more of the then outstanding Common Stock will require (i) the approval of 66-2/3% of the voting power of the Company’s capital stock held by unaffiliated stockholders, (ii) the approval of independent directors or (iii) the satisfaction of certain price requirements. In addition, certain other conforming and ministerial changes to the Certificate of Incorporation were made in connection with the changes described above. The Amendments became effective upon filing with the Secretary of State of the State of Delaware.

The text of the Amendments is attached as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 19, 2019, the Company issued a press release in connection with the Company’s name changing from Liberty Tax, Inc. to Franchise Group, Inc. and a related change to the Company’s stock trading symbol. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 7.01.

Item 8.01. Other Events.

In connection with the Company’s name changing from Liberty Tax, Inc. to Franchise Group, Inc., the Company is changing its stock trading symbol from “TAXA” to “FRGA,” effective on September 20, 2019.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Liberty Tax, Inc.

99.1	Press release, dated September 19, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Franchise Group, Inc.

Date: September 19, 2019	By:	/s/ Michael S. Piper
Michael S. Piper
Vice President and Chief Financial Officer